Exhibit 99.1

June 28, 2021 Final a

MUX Peter Mah Chief Operating Officer Peter is a Professional Engineer with 30 years of mining experience, with a passion for developing teams and a focus on excellence and innovation. Peter set a strong track record in building, transitioning and operating mines. Peter holds BASc in Mining and Mineral Process Engineering and MASc from UBC. Stephen McGibbon Executive Vice President, Exploration Steve is a Professional Geologist with extensive exploration, mine production & senior management North American experience. He was senior member on the team that discovered Goldcorp’s High Grade Zone deposit in Red Lake. At Premier Gold Steve drove exploration success, key asset purchases & revitalization of the Geraldton mining camp. Anna Ladd-Kruger Chief Financial Officer Anna has 20+ years of mining experience. She was previously CFO & VP Corp Dev at Excellon Resources, and CFO o f Trevali Mining, where she was integral to growing the company to a >$1 B market cap mid-tier producer. Anna is CPA, CMA, and holds MSc in Economics (Queen's University) and BComm (UBC). Senior Management Team – Speakers Rob McEwen Chairman & Chief Owner Rob has $1/ year salary, has invested $165 million in McEwen Mining and owns 18% of the company’s outstanding shares. He is the founder of Goldcorp, was awarded the 2001 PDAC Developer of the Year, the Order of Canada, and was inducted into The Canadian Mining Hall of Fame. Carmen Diges General Counsel & Secretary Carmen has been closing international deals for over 20 years. An international entrepreneur, she has hand-built her practice by developing extensive local and global networks. She is sought out worldwide, by boards, bankers, CEOs and governments, for her business counsel, contacts and commercial knowledge.

MUX MUX Annual Meeting Agenda Formal Part of the Meeting Carmen Diges , General Counsel Company Presentation • Performance Improving Rob McEwen, CEO & Chief Owner • Financials Anna Ladd - Kruger, CFO • Exploration Stephen McGibbon, EVP Exploration • Operations Peter Mah , COO • Closing Remarks Rob McEwen, CEO & Chief Owner • Q&A MUX Management

Annual Meeting 2021 Formal Part of the Meeting Carmen Diges, General Counsel

Annual Meeting 2021 Performance Improving Rob McEwen, CEO & Chief Owner

MUX MUX: Cautionary Statement This presentation contains certain forward - looking statements and information, including "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Forward - looking Statements") . The Forward - looking Statements express, as at the date of this presentation, McEwen Mining Inc . 's (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results . Forward - looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies . There can be no assurance that such statements and information will prove to be accurate . Therefore, actual results and future events could differ materially from those anticipated in such statements and information . Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the Forward - looking Statements include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks . Readers should not place undue reliance on Forward - looking Statements, which speak only as of the date hereof . The Company undertakes no obligation to reissue or update Forward - looking Statements as a result of new information or events after the date hereof . See McEwen Mining's Annual Report on Form 10 - K for the fiscal year ended December 31 , 2020 , the Quarterly Report on Form 10 - Q for the quarters ended March 31 , 2021 , and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the Forward - looking Statements . All Forward - looking Statements made in this presentation are qualified by this cautionary statement . Unless otherwise stated, all currency information quoted in this presentation is in U . S . dollars . The technical contents of this presentation, including reserves, have been reviewed and approved by Peter Mah , P . Eng . , COO ; the exploration technical contents of this presentation including resources content have been reviewed and approved by Stephen McGibbon, EVP Exploration and Luke Willis, P . Geo . , Director of Resource Modelling ; both are Qualified Persons as defined by Canadian Securities Administrators National Instrument 43 - 101 "Standards of Disclosure for Mineral Projects" . Securities and Exchange Commission (“SEC”) . Definitions of terms under NI 43 - 101 differ materially from the definitions of those and related terms in Industry Guide 7 (“Industry Guide 7 ”) promulgated by the SEC . Under U . S . standards, mineralization may not be classified as a “Reserve” unless a determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made . Under Industry Guide 7 standards, a “Final” or “Bankable” feasibility study or other report is required to report reserves, the three - year historical average precious metals prices are used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate government authority . One consequence of these differences is that “reserves” calculated in accordance with Canadian standards may not be “Reserves” under Industry Guide 7 standards . U . S . investors should be aware that the McEwen Mining properties with reserves as defined by Industry Guide 7 are the Black Fox mine, the Gold Bar project and the San Jose mine . All other properties do not have “Reserves” as defined by Industry Guide 7 and Investors are cautioned not to assume that any part or all the disclosed mineralized material will be confirmed or converted into Industry Guide 7 compliant “Reserves” . Executive Summary: If you are r isk - averse , don’t buy our shares. Past performance is unreliable in predicting the future. Unexpected events do happen and will change forecasts. MUX

MUX 0 20 40 60 80 100 120 140 160 180 200 Mar/2020 Jun/2020 Sep/2020 Dec/2020 Mar/2021 Jun/2021 MUX Has Leverage to Gold, Silver & Copper % Silver 107% Copper 96% Gold 19% Source: Bloomberg. From Mar 20, 2020 to June 25, 2021 . MUX 148% GDXJ 92%

MUX -100 -80 -60 -40 -20 0 20 40 60 80 100 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Source: Bloomberg. Monthly performance, f rom Jan 1, 2012 to June 25, 2021 . MUX: History of Trading at a Premium % MUX GDXJ MUX Outperformance MUX Underperformance MUX GDXJ MUX vs GDXJ Relative Performance - Jan 2012 – June 2021

MUX -80 -60 -40 -20 0 20 40 60 80 100 2018 2019 2020 2021 MUX: Regaining Lost Ground $1.44 Current MUX Source: Bloomberg. Weekly performance, f rom June 22, 2018 to June 25, 2021 . MUX Outperformance MUX Underperformance Potential MUX $3.18 Closing The Gap % MUX GDXJ MUX vs GDXJ Relative Performance - June 2018 – June 2021

Annual Meeting 2021 Financial Results Anna Ladd - Kruger, CFO

MUX 2020 Operational & Financial Results • 114,800 GEO actual production • $152.3 M consolidated net loss primarily related to: – $27 M gross loss of operations – $9 M G&A – $27.5 M advanced projects & exploration – $83.8 M Gold Bar impairment • Removed going concern note • Debt facility extended from Aug 2021 to Aug 2023 • Remaining in full compliance with all debt covenants

MUX 2021 Production & Guidance GEO – gold equivalent ounces. 2021 production guidance - Feb 2, 2021 press release. Q1 2021 production – Apr 19, 2021 press rel ease. Numbers may not add due to rounding. Q1 total silver production sourced from San Jose and 900 oz Ag from the other mines. G old:silver ratios: 68.33:1 for Q1 2021, 75:1 for 2021. Q2 preliminary production for San Jose based on lower end guidance pro - rated for t he quarter O unces Q1 2021 Q2 2021 Preliminary YTD Preliminary 2021 Guidance Range San José Mine, Argentina (49%) Gold 9,500 10,375 19,875 41,500 - 44,500 Silver 492,300 575,000 1,067,300 2,300,000 - 2,450,000 GEO 16,700 18,000 34,700 72,000 - 77,000 Gold Bar Mine, Nevada GEO 7,400 13,000 20,400 37,000 - 45,000 Black Fox Mine, Canada GEO 5,200 6,500 11,700 27,500 - 32,500 El Gallo Mine, Mexico GEO 1,300 1,300 2,600 4,500 - 5,900 Total Production Gold 23,300 31,175 54,575 110,500 - 127,900 Silver 493,200 575,000 1,067,300 2,300,000 - 2,450,000 GEO 30,600 38,800 69,400 141,000 - 160,400

MUX Q1 2021 Highlights Gold Equivalent Production 30,600 oz 1 Cash Gross Profit $0.2 M Cost of Sales $1,611/ oz 2 Net Loss $12.5 M vs $99.2 M Q1 2020 All - in Sustaining Costs $1,777/ oz 2 Cash & Equivalents $47.4 M vs $20.8 M Dec 31, 2020 1. Includes 13,900 GEO from 49% San Jose Mine 2. 100% McEwen operated mines costs

MUX 2021 Operational & Financials • YTD production in line with expectations, on track for 2021 guidance • Operating costs @ Black Fox & Gold Bar trending down Likely to give cost guidance for remainder of year with Q2 results • Strengthened balance sheet vs same period last year • San José mine dividend payments $5 M in Q1 2021 Further $2.6 M received in Q2 2021 • 2021 programs fully funded - Froome development; - US & Canada exploration programs; - Business investments in processes & systems.

MUX Gaining Momentum – Achievements in the Past Year Financial Completed financing for 2021 exploration, operations & projects Removed going concern note Extended debt repayment term Continued dividend stream from MSC partner - $7.5M received YTD Operational Attracting talent at corporate & operations Foundational business systems & processes making progress and will be delivered by YE/ Q1 2022 Delivery of 2 technical reports – Mexico FS & Gold Bar FS June gold production exceeded expectations at all operations Mining operations delivering safely during the COVID - 19 pandemic 10 - year community agreement reached at Mexican operations Strategic Stock price gaining momentum & reached a 52 - week high in the past month Options for our silver assets - stay tuned Our “sleeping giant” Los Azules project moving forward to add value in a time of rising copper prices.

MUX CEO's Financial Commitment $16 5 M 18% $1/ Y r Investment 1 Ownership Salary Rob McEwen 18% Institutional 25% Retail 57% 1 - Rob McEwen’s investment: $1 40 M shares + $25 M, Aug 13, 2018 press release. 2 - Average Daily Trading Volume over 3 months. 3 - Holdings in million shares. Source: Bloomberg, Jun 25, 2021. Rob McEwen 82.2 M Van Eck Associates 22.3 M Weiss Asset Management 15.2 M Condire Management 11.1 M BlackRock 8.3 M Mirae Asset Global Investments 7.5 M The Vanguard Group 6.2 M Invesco Ltd 5.4 M AIFM Capital AB 5.1 M ETF Managers Group 4.0 M Shares Top 10 Holders 3 Stock Ownership Outstanding : 459 M Fully Diluted : 495 M ADTV 2 : 5.6 M Price : US$ 1.44 Market Cap : US$661 M

Annual Meeting 2021 Exploration Review Stephen McGibbon, EVP Exploration

MUX • Aggressive Exploration Programs in Ontario & Nevada • Focus on Near - Mine & Brownfields Value Creation • Understand the Local, Extend to the Regional • Confidence & Reliability • Big Picture Hasn’t Changed Exploration Review

MUX Stock Mine 27.2 g/t Au / 7m incl. 120 g/t Au / 1.6m Black Fox Mine 55.1 g/t Au / 1m Stock / Black Fox Kirkland Lake Timmins Red Lake 1,000m 2,000m Surface Ore Bodies Headframe/ Shaft 3,300ft 6,600ft Stock West 6.7 g/t Au / 39m Stock East 63.6 g/t Au / 6.2m Grey Fox Area Whiskey Jack 9.9 g/t Au / 39m 147 NE 39.5 g/t Au / 3.8m 4.8 g/t Au / 19m incl. 10.3 g/t Au / 6m GF South 10.9 g/t Au / 18.8m McEwen Mineralization Zone Outlines Fox Complex – Strategic Opportunity Along Strike & at Depth Fox Complex Ontario, CANADA

MUX Fox - Stock Mine & Mill Black Fox Mine (incl Tamarack) Matheson Fox - Lexam Trans - Canada Hwy N Timmins 20 miles (32 km) Grey Fox Mineral Resources: 2,789,000 oz Au Measured & Indicated & 1,183,000 oz Au Inferred Froome Destor - Porcupine Fault Zone Resources: M&I - Measured & Indicated, Inf – Inferred. As of December 31, 2020. 121,000 oz Au M&I 8 ,000 oz Au Inf 1,469,000 oz Au M&I 954,000 oz Au Inf 1,199,000 oz Au M&I 221,000 oz Au Inf Fox Complex – Strategic Opportunity

MUX • Historical grades processed at Stock Mine +5 g/t Au • Stream - free land package • Proximal to the mill, near surface • Large mineralized intersections lend to potential for efficient bulk mining methods • Dewatering of shaft to begin H2 2021 Stock Area – Resources Taking Shape Stock West Stock East Plan View Stock Mine 137 Koz Au historic production

MUX Surface - 1000m - 500m Gold Grade x Width (g/t x m) 50 to 100 25 to 50 10 to 25 5 to 10 >100 Stock West Stock Mine 137 Koz Au historic production Stock East Stock Area – Resources Taking Shape Longitudinal Section Looking North 5 km to Property Boundary

MUX - 300m - 500m 1 3 2 Stock West – Resources Taking Shape Drill results are true widths and are presented in the May 10, 2021 press release, “McEwen Mining Reports Upbeat Exploration & D elineation Results” Select Drill Intercepts 1 2.92 g/t Au over 39.6 m incl 5.05 g/t Au over 6.2 m and 7.59 g/t Au over 5.9 m 2 3.82 g/t Au over 8.8 m 3 11.29 g/t Au over 2.4 m Longitudinal Section Looking North Stock West

Nevada – Tier 1 Jurisdiction


Gold Bar
Nevada, USA

On Trend - Similar Geology

Criteria	Cortez & Gold Bar
Large footprint, shallow oxide gold	✓
Host rock, alteration, mineralization style	✓
Major faults, structural traps	✓
Intrusions	✓

Underexplored, With Upside Potential

✓ Surface near mine & deeper targets

✓ Oxide & sulfide


Nevada
Gold Mines
Cortez
50 Moz Au
cluster[1]
Cortez
Fourmile
Discovery
Goldrush
Cortez Fault
Tonkin
Gold Bar
Wall Fault
Roberts Creek Fault
Legend
MUX Property
NGM Property
Faults
12 miles
20 km
N

1. Includes past production and current resources.

MUX
24

Gold Bar - $5 M for Near Mine/ Brownfields

Near Mine
Resource Expansion

Brownfields
Known Mineralized/ Altered Areas

Greenfields
Large Faults/ Alteration/ Little to No Data



Ridge
Pick
Cabin
Ridge Fault
Cabin Fault
Wall Fault
Roberts Creek Fault
Legend
Mine
Deposit
Near mine targets
Brownfield
Greenfield
0
1
2
Miles
N
Gold Bar South

MUX
25

MUX RGM043 28.9 m @ 1.50 gpt Au (from 25.0 to 57.1 m) RGM044 43.9 m @ 2.02 gpt Au (from 54.3 to 103.1 m) RGM045 18.1 m @ 3.07 gpt Au (from 11.6 to 32.9 m) RGM046 28.2 m @ 1.54 gpt Au (from 69.3 to 100.6 m) Legend Mine Deposit Near mine targets Brownfield Pick Ridge Cabin N 0 1 2 Miles Gold Bar - $5M for Near Mine/ Brownfields

MUX 2018 Block Model 2020 Block Model Gold Pick Pit – 8340 Bench Gold Bar - $5 M for Near Mine/ Brownfields Block Model (above COG) Ore Control Rings (in - pit) Legend N N

MUX San José Mine N Production 2020 6 231,000 oz Au 12 miles San José Argentina 1., 2. Hochschild “Annual Report and Accounts 2020”. 3. Based on 49% MUX ownership basis. 4. MUX Feb 2, 2021 press release 5. Hochschild 1 - 5 Mar 2021 presentation. 6. Newmont disclosure. San José - High Grade in the Americas (49% Owned) ▪ Large Property ▪ High Grade Mine ▪ Surrounds Newmont Reserve Grade 1 399 gpt Silver 6.49 gpt Gold Mine Life 2 5 Years 2021E Production 3,4 2.30 - 2.45 Moz Silver & 41.5 - 44.5 Koz Gold 2021E AISC 5 $15.9 - $16.3/ oz Ag Eq $1,370 - $1,400/ oz Au Eq Property outline

MUX N 20 k m Newmont Cerro Negro Mine 12 miles San José - Exploration Targets ▪ Recent Near Mine Results 2.0 m @ 62.50 g/t Au & 5,571 g/t Ag 1.3 m @ 13.80 g/t Au & 3,149 g/t Ag 1.6 m @ 5.60 g/t Au & 648 g/t Ag 0.9 m @ 2.20 g/t Au & 722 g/t Ag Source: Hochschild Mining: press releases dated Jan 20 2021, 2020 Full Year Results presentation dated Feb 18 2021, 1 - 5 Mar 2021 and May 19 2021 presentation Aguas Vivas Saavedra Telken North Telken South Observed veins Inferred veins Exploration close to Cerro Negro ▪ 2021 Exploration Budget - $9.3 Million High grade veins: Isabel, Luisa & Escondida Continuing areas near mine & Cerro Negro: Saavedra, Aguas Vivas & Telken San José Argentina

Annual Meeting 2021 Operations Overview Peter Mah, COO

Gold Bar Operational Update

- Current life of mine
  - **302,000** oz Au Recoverable Reserve
  - **6-year** mine life
  - Cash Costs **$1,093/oz** Au, AISC **$1,213/oz** Au
- June 2021 all-time record production **~6,000** GEOs
- On track for **37,000** to **45,000** GEOs production guidance
- Exploration **$5.1 M** (2020) & **$5 M** (2021E)


Gold Bar
Nevada, USA
Cortez
Fourmile
Discovery
Goldrush
Cortez Fault
Legend
MUX Property
Nevada Gold Mines Property
Faults
Tonkin
12 miles
20 km
N
Gold Bar
Wall Fault
Roberts Creek Fault

1. Includes past production and current resources.

MUX
31

MUX Gold Bar Mine Production - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Oz Au Produced Ounces Mined Ore Ounces 6,000 Est. 2020 2021 Produced Ounces Mined Ounces New Monthly Production Record

MUX Fox Complex Operational Progress Update Mining started at Froome , extends Black Fox by 2.5 years – Twin ramps completed in April – On target for commercial production in Q4 2021 – First 3 mining areas performing well – Further res - rsv drilling underway with 3 rigs targeting extensions Fox Complex Expansion PEA study ongoing – Positive drill results at Stock and Grey Fox Exploration $6.5 million (2020) and $9 million (2021E)

Froome – Early Observations

- Ahead on Ounces vs. Budget
- On Target Development
- Higher Mill Recovery (91.5% vs 89.5%)



70mL
105mL
140mL
175mL
200mL
225mL
Planned Stope Shapes
Mining Development
Production/ Ventilation Ramps

2021

- Completion of twin ramps
  - Access 200mL – March 2021
  - First Production – April 2021
- On track for Q4 Commercial Production
- 3 Production Stopes blasted and actively being mucked
- Ventilation/Escape raise development ongoing

MUX
34

MUX Fox Complex Production oz Au

Annual Meeting 2021 Closing Remarks Rob McEwen, CEO & Chief Owner

MUX A Silver Company within MUX 2020 Production ( Moz AgEq ) 63.7 19.1 14.7 10.1 10 7.5 6.3 5.6 1.9 1.6 0.6 Pan American Silver First Majestic Silver Fortuna Silver McEwen Silver - San José + Fenix Phase 2 Silver Corp McEwen Silver - San José + Fenix Phase 1 Endeavour Silver McEwen Silver - San José Silver Bear Excellon Impact Silver MUX Silver will be among top silver - focused producers during its Phase 2 production schedule at El Gallo/ Fenix Sources: Company Filings, Laurentian Bank Securities Inc. McEwen Silver scenarios based on average annual LoM AgEq production . AgEq Resources calculated using: $1,664/ oz Au, $22.29/ oz Ag, $3.23/ lb Cu, $1.08/ lb Zn, $0.9/ lb Pb Pan American Silver First Majestic Silver Fortuna Silver McEwen Silver San José + Fenix Phase 2 Silver Corp McEwen Silver San José + Fenix Phase 1 Endeavour Silver McEwen San José Silver Bear Excellon Impact Silver

MUX Los Azules: NPV Sensitivity Change from Base Case (%) Copper Price ($/ lb) - 50% - 25% 100% +25% +50% $1.15 $2.25 $3.00 $3.75 $4.50 $6 $5 $4 $3 $2 $1 Cu Price Au Price Ag Price Grade CAPEX OPEX OPEX - Mining OPEX - Process OPEX – G&A $0 $ - 1 $ - 2 NPV8% Billions US$ After - tax NPV8% 1 $2.2B at $3.00/lb copper $5.7B at $4.50/lb copper 1 PEA Oct 16 , 2017 - “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina” (Hatch) . All project economic metrics, including net present value (NPV), are presented on a post project approval basis (after completion of additional drilling, prefeasibility and feasibility studies) . All economic assessments are calculated at the Los Azules project level and do not include certain costs including corporate office, interest, financing and exploration expenses .

MUX Incentive Cost Curve for Unapproved Copper Projects 14,000 13,000 12,000 11,000 10,000 9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 New Prosperity Tenke Phase 3 Pebble El Abra Mill Al Arco Galore Creek Los Azules Los Chancas Salobo 3 San Nicolas Canaria Norte Harper Creek Kamoa - Kakula Resolution Kansanshi Sulphide Ann Mason Los Helados Ajax Cuajone Kerr - Sulphurets - Mitchell Rosemont Nueva Union Galeno Radomiro Tomic Collahuasi GL4 Koksay Los Calatos Michiquillay Haquira Quebrada Blanca II Schaft Creek La Granja Mina Justa Udokan Inca de Oro Agua Rica Cotabambas Los Pelambres 205 Frieda RIver Cristalino Andina Phase 2 Tampakan Centinala DMC Zafranal Wafi Golpu Taca Taca Cerro Casale El Pachon Josemaria Aynak King King Required copper price (US$/t Cu) Cumulative Production (Paid kt Cu) Spot Copper Price Source: Oct 4, 2018 Copper Top Projects Report by Goldman Sachs Global Investment Research. *According to April 13, 2021 Gold man Sachs Report. One of the most robust development opportunities in the marketplace Price Required at Risked - IRR (12%)* Q1 Q2 Q3 Q4

Los Azules Versus Other Large Scale Copper Developers

			FILO MINING	JOSEMARIA	SolGold	LOS ANDES COPPER	McEWEN MINING	Los Azules Rank
Asset Information	Project Name (Ownership)		Filo del Sol (100%)	Josemaria (100%)	Alpala (85%) [2]	Vizcachitas (100%)	Los Azules (100%)	
	Country		Argentina / Chile	Argentina	Ecuador	Chile	Argentina	
	Stage		PFS	FS	PEA	PEA	PEA	
Public Markets Information	F.D. ITM Market Capitalization	(B US$)	$0.9	$0.3	$1.2	$0.1		
	Cash	(M US$)	$25	$78	$139	$4		
Resources	Total Resources	(B lbs Cu Eq)	8.4	15.8	37.0 [4]	19.3	34.2	2 / 5
	Resource Grade	(% Cu Eq)	0.64%	0.38%	0.52%	0.42%	0.43%	3 / 5
Operations Information (based on latest technical study Cu price US$3.00/lb discount rate 8%)	Approx. Elevation Above Sea Level	(km)	4.7	4.5	1.2	.9	3.3	
	Initial Capex	(B US$)	$1.3	$3.1	$2.5 [5,6]	$1.9	$2.4	4 / 5
	Mine Life	(years)	14	19	66 [6]	45	36	3 / 5
	Avg. Annual Production	(B/lbs Cu Eq)	.27	.4	.34 [5,6]	.27	.36	3 / 5
	Cash Costs (Co-Product)	(US$/lb Cu Eq)	$1.2	$1.6	$1.6 [6]	$1.7	$1.5	2 / 5
	AISC (Co-Product)	(US$/lb Cu Eq)	$1.3	$1.7	$2.0 [6]	$1.8	$1.7	2 / 5
	Capital Intensity (Annual Production)	(US$/lb Cu Eq)	$4.6	$7.6	$7.4	$7.1	$6.6	3 / 5
	After-Tax NPV	(B US$)	$1.3	$1.5	$4.2 [5,6]	$1.8	$2.2	2 / 5
	IRR	(%)	23.0%	15.4%	26.5% [6]	20.8%	20.1%	4 / 5

Source: Company filings, FactSet (1) Converted to Cu Eq. at LT street consensus prices (Cu: US$3.25/lb, Au: US$1,600/oz). (2) 15% owned by Cornerstone Capital Resources. (3) Franco-Nevada holds a perpetual 1% NSR on Alpala, having advanced SolGold US$100M under a royalty financing agreement. (4) Resources shown on a 100% basis. (5) Project metrics shown on a 100% basis. (6) Metrics based on PEA case 1: 40 Mtpa throughput.

MUX 40

MUX Near - Term Catalysts • Exploration Results • Fox Complex Expansion PEA • Froome Commercial Production Q4 • Monetize Copper & Silver Asset

otivated nited ceptional

MUX Annual Meeting 2021 Q&A

Appendix

MUX Project Fenix Feasibility Study * Fenix Sinaloa Mexico • Innovative, water saving, tailings disposal • Phase 1 permitting completed Base Case $1,500/oz Au $17/oz Ag Spot Case $1,800/oz Au $25/oz Ag Upside Case $ 1,900/oz Au $25/oz Ag After - Tax IRR 28% 51% 56 % After - Tax NPV@8% $32 M $91 M $98 M After - Tax Payback 3.6 years 2.9 years 2.8 years After - Tax Cash Flow/Yr (1) $12 million $25 million $26 million Phase 1, Years 1 - 6 Gold Production Phase 2, Years 7 - 9.5 Silver Production Avg Annual Production 26 Koz Au 4.5 Moz AgEq Capex $42 M Initial $24 M Year 6 Cash Costs $ 1,037 / oz Au $ 14.22 / oz AuEq AISC $ 1,045 / oz Au $ 14.30 / oz AuEq * Feb 16, 2021 press release. (1) - After - tax cash flow averaged over the years of full production .

MUX Stock West Drill Results - Strong, Consistent Mineralized Intercepts 21.40 g/t Au over 30.0 m 2 Visible Gold 1 (VG) 5.63 g/t Au over 30.0 m 1 Core from drill holes: 1. S19 - 98, 2. S19 - 106.

MUX Fox Complex Expansion Strategy 1 Production Growth Steps to Target 100 - 150 Koz / Yr Leveraging Stock Mill Capacity 1 Based on existing 2.8 Moz Measured & Indicated Resource from Black Fox, Grey Fox, Stock and Timmins properties. Step 1. Froome Commercial production Q4 2021 Bridging gold production for the next 2.5 years Step 2. Grey Fox Grow scale & increase Life of Mine ; PEA Gibson & Whiskey Jack drilling recommencing in Q2 Stock - Blue Sky Growth Leveraging existing permits Restore UG access via existing shaft and/ or ramp 2020 - 21 aggressive exploration drilling campaign Stock West resource delineation & step - out drilling underway Advance Sooner

MUX Drill core from hole #15PR - G031. Numbers in yellow represent grams per tonne values over sample length. Froome Deposit – Better Mining Conditions Than Black Fox Shown below is a core interval of the wide zone - consistent grades and favorable ground conditions expected, providing for overall better mining conditions, compared to Black Fox’s nuggety style mineralization. Gold grade (g/t) From 127 m: 4.55 g/t Au over 53.0 m , incl. 8.92 g/t Au over 10.6 m

MUX Area Project Hole # Gold (g/t) Width (m) From (m) Including Au GxM GREY FOX 147NE 19GF - 1253 265.00 1.2 56.0 318 19GF - 1121 261.00 0.6 168.7 157 19GF - 1123 39.46 3.8 325.0 143.00 g/t Au / 1.0 m 150 19GF - 1151 10.04 13.2 229.8 133 19GF - 1134 6.98 15.5 466 108 19GF - 1175 148.00 0.7 189.1 105 GF South 19GF - 1198 10.87 18.8 281.2 205 19GF - 1261 13.62 15.0 69.0 126.50 g/t Au / 1.0 m 204 19GF - 1277 29.12 5.0 98.0 146 19GF - 1310 4.25 26.5 335.0 113 147 Zone 19GF - 1187 3.99 34.0 207.0 7.04 g/t Au / 14.0 m 136 19GF - 1259 120.50 1.1 7.9 133 Whiskey Jack 19GF - 1293 52.96 7.4 147.0 392 19GF - 1248 8.99 44.0 181.0 395 19GF - 1242 9.74 13.0 107.0 127 20GF - 1325 17.07 10.2 250.3 68.15 g/t Au / 2.0 m 174 20GF - 1255 20.01 7.9 235.4 131.00 g/t Au / 0.7 m 157 20GF - 1323 31.23 3.4 262.0 38.51 g/t Au / 2.7 m 106 Gibson 19GF - 1275 26.25 9.0 892.0 226.00 g/t Au / 1.0 m 236 19GF - 1106W1 26.74 8.0 739.0 519.00 g/t Au / 0.4 m 215 Fox Complex: Width (m) = down hole int ersect ion, drill results using cut - off grade 1 gpt Au . All assays are uncapped. Grey Fox 2019 - 2020 Exploration Highlights From Multiple Zones of Near Surface Mineralization

Fox Complex Drill Results @ Stock West

Strong, Consistent Mineralized Intersections

Hole S19-101

Depth	Length	Au g/t	Cog 1	Cog 3
494.0m	1.0	1.29	6.37g/t Au / 42.0m	
	1.0	1.59		
	1.0	2.43		
	1.0	4.05		6.72g/t Au / 39.0m
	1.0	6.59		
	1.0	2.84		
	1.0	3.43		
	1.0	8.33		
	1.0	16.70		
	1.0	7.87		
	1.0	5.34		
	1.0	2.94		
	1.0	4.81		
	1.0	3.11		
	1.0	6.65		
	1.0	11.25		
	1.0	5.08		
	1.0	6.67		
	1.0	7.76		
	1.0	3.05		
	1.0	5.65		
	1.0	6.65		
	1.0	9.52		
	1.0	3.45		
	1.0	6.15		
	1.0	6.35		
	1.0	6.80		
	0.9	9.45		
	0.2	4.22		
	0.9	2.71		
	1.0	41.40		
	1.0	3.96		
	1.0	4.17		
	0.5	6.73		
	0.5	5.19		
	1.0	4.28		
	1.0	4.67		
	1.0	1.96		
	1.0	11.00		
	1.0	7.85		
	1.0	6.36		
	1.0	0.91		
	1.0	0.99		
536.0m	1.0	5.71		

Hole S19-105

Depth	Length	Au g/t	Cog 1	Cog 3
475.0m	1.0	6.57	5.62g/t Au / 29.1m	5.62g/t Au / 29.1m
	1.0	2.97		
	1.0	1.84		
	1.0	2.28		
	1.0	3.47		
	1.0	2.30		
	1.0	3.08		
	1.0	2.50		
	1.0	7.71		
	1.0	8.70		
	1.0	2.39		
	1.0	3.25		
	1.0	5.06		
	1.0	1.56		
	1.0	5.49		
	1.0	4.01		
	1.0	4.51		
	1.0	5.20		
	1.0	2.60		
	1.0	0.85		
	1.0	4.12		
	1.0	2.07		
	1.0	3.11		
	1.0	1.15		
	1.0	6.15		
	1.0	22.80		
	1.0	8.32		
	1.0	22.30		
	1.0	18.70		
504.1m	1.0	11.80		

Hole S19-106

Depth	Length	Au g/t	Cog 1	Cog 3
536.0m	1.0	1.15	7.72g/t Au / 25m	
	1.0	0.12		
	1.0	0.81		
	1.0	3.36		11.24g/t Au / 16.2m
	1.0	1.27		
	1.0	0.65		
	1.0	11.60		
	1.0	6.04		
	1.0	10.70		
	1.0	10.35		
	1.0	16.90		
	1.0	12.60		
	1.0	13.65		
	1.0	26.80		
	1.0	21.40		
	1.0	9.48		
	1.0	13.85		
	1.0	13.05		
	1.0	8.70		
	1.0	2.33		
	1.0	2.04		
	1.0	0.45		
	1.0	1.42		
	1.0	0.83		
561.0m	1.0	2.16		

Au g/t			
	> 30	10 to 20	3 to 5
	20 to 30	5 to 10	1 to 3

MUX 50

San José Mine Vein Extensions



1 km/0.6 Miles
N
Giovanna
Mercedes
Frea
Cristina
Florencia
Agustina
Odin
Ayelen
Maia
Odin
Frea
Micaela
Pilar
Emilia
Julia
Kospi
Isabel
Erika NW
Erika
TL-03
Maia
Huevos Verdes
SJM-490
1.0 m @ 7.02 g/t Au, 811 g/t Ag
1.0 m @ 2.38 g/t Au, 1,964 g/t Ag
0.7 m @ 0.30 g/t Au, 18 g/t Ag
1.3 m @ 9.51 g/t Au, 1,318 g/t Ag
1.0 m @ 20.26 g/t Au, 461 g/t Ag
1.3 m @ 6.67 g/t Au, 762 g/t Ag
1.2 m @ 5.80 g/t Au, 197 g/t Ag
0.9 m @ 8.00 g/t Au, 397 g/t Ag
1.6 m @ 7.42 g/t Au, 522 g/t Ag
0.8 m @ 1.52 g/t Au, 331 g/t Ag
Executing Drill
Intercepted DDH
Observed Vein
Inferred Vein
Inferred Fault

MUX

Source: Hochschild Mining. Lengths are rounded up to the nearest tenth.

MUX MUX: Reserves & Resources Mineral Reserves Source: Company disclosures to March 11, 2021. Attributable Gold Reserves Proven Probable Proven + Probable 43 - 101 Au Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Gold Bar South 1.9 1.05 66 1.9 1.05 66 Pick 12.6 0.81 324 12.6 0.80 324 Ridge 1.1 0.87 30 1.1 0.87 30 San José (49%) 0.4 6.73 86 0.1 5.46 16 0.5 6.49 102 El Gallo Heap Leach Material 8.9 0.52 149 1.2 0.52 20 10.1 0.52 170 El Gallo Silver 0.7 0.05 1 3.7 0.13 16 4.4 0.12 17 Black Fox Mine 0.1 3.96 4 0.1 4.10 9 0.1 4.05 14 TOTAL 241 481 723 Attributable Silver Reserves Proven Probable Proven + Probable 43 - 101 Ag Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.4 409 5,251 0.1 354 1,043 0.5 399 6,298 El Gallo Heap Leach Material 8.9 2 451 1.2 2 67 10.1 2 518 El Gallo Silver 0.7 166 3,708 3.7 127 15,017 4.4 133 18,725 TOTAL 9 ,410 16,127 25,541

MUX: Reserves & Resources

Mineral Resources

Attributable Gold Resources												
	Measured			Indicated			Measured + Indicated			Inferred		
43-101 Au Resources	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)
San José (49%)	0.9	7.89	218	0.5	5.68	89	1.3	7.09	307	0.9	5.58	164
Los Azules	-	-	-	962.0	0.06	1,700	962.0	0.06	1,700	2,666.0	0.04	3,800
Heap Leach Material	8.8	0.59	167	1.2	0.60	23	10.0	0.59	190	0.1	0.66	3
El Gallo Silver	1.0	0.08	3	3.5	0.13	15	4.5	0.12	18	0.1	0.14	0.3
Tonkin	17.5	1.44	820	14.7	1.34	627	32.3	1.39	1,447	8.4	1.13	311
Cabin	-	-	-	0.4	0.81	10	0.4	0.81	10	-	-	-
Ridge	-	-	-	1.4	0.89	39	1.4	0.89	39	0.7	0.65	14
Pick	-	-	-	12.6	0.91	370	12.7	0.91	370	1.0	0.85	27
Gold Bar South	-	-	-	2.3	0.99	74	2.3	0.99	74	0.3	1.06	11
New Pass (50%)	5.0	0.97	156	0.1	0.59	1	5.1	0.97	157	-	-	-
Limo	5.9	0.89	168	3.7	0.61	73	9.6	0.78	241	2.2	0.70	51
Lexam Open Pit	0.5	2.44	36	12.1	1.89	741	12.6	1.91	777	6.3	1.79	358
Lexam Underground	0.4	5.56	64	4.1	4.82	628	4.4	4.88	692	4.2	4.35	596
Black Fox Mine	0.4	5.35	64	0.1	5.06	19	0.5	5.28	84	0.2	5.32	41
Tamarack	-	-	-	0.8	1.83	46	0.8	1.83	46	-	-	-
Grey Fox	-	-	-	3.9	7.05	888	3.9	7.05	888	0.8	6.58	173
Froome Underground	-	-	-	1.1	5.09	181	1.1	5.09	181	0.05	4.13	7
Stock East Open Pit	-	-	-	2.0	1.26	83	2.0	1.26	83	0.3	0.91	8
Stock East Underground	-	-	-	0.4	3.19	38	0.4	3.19	38	-	-	-
TOTAL			**1,695**			**5,644**			**7,340**			**5,564**

MUX

Source: Company disclosures to March 11, 2021. Note: Mineral Resources inclusive of Mineral Reserves (where applicable).

53

MUX MUX: Reserves & Resources Mineral Resources (Cont’d) Source: Company disclosures to March 11, 2021.Note: Mineral Resources inclusive of Mineral Reserves (where applicable). Attributable Silver Resources Measured Indicated Measured + Indicated Inferred 43 - 101 Ag Resources Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.9 4 84 13,359 0.5 335 5,278 1.3 429 18,599 0.9 345 1 0,115 Los Azules 962.0 2 55,700 962.0 2 55,700 2,666.0 2 135,400 El Gallo Heap Leach Material 8.8 2 451 1.2 2 67 10.0 2 518 0.1 2 7 El Gallo Silver 1.0 155 4,791 3.5 127 14,228 4.5 133 19,019 0.1 129 286 New Pass (50%) 5.0 8 1,320 0.1 3 7 5.1 8 1,326 - - - Tamarack - - - 0.8 26 663 0.8 26 663 - - - TOTAL 19,920 75,942 95,825 145,808 Attributable Copper Resources Measured Indicated Measured + Indicated Inferred 43 - 101 Cu Resources Tonnes (millions) % Cu Tonnes (millions) % Cu Pounds (millions) Tonnes (millions) % Cu Pounds (millions) Tonnes (millions) % Cu Pounds (millions) Los Azules - - - 962.0 0.48 10,200 962.0 0.48 10,200 2,666.0 0.33 19,300

MUX MUX: Cautionary Note Regarding NON - GAAP Measures In this presentation, we have provided information prepared or calculated according to U . S . GAAP, as well as provided some non - U . S . GAAP ("non - GAAP") performance measures . Because the non - GAAP performance measures do not have any standardized meaning prescribed by U . S . GAAP, they may not be comparable to similar measures presented by other companies . Total Cash Costs per GEO, and All - in Sustaining Costs (“AISC”) per GEO . Total cash costs consist of mining, processing, on - site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs . All - in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures . In order to arrive at our consolidated all - in sustaining costs, we also include corporate general and administrative expenses . Depreciation is excluded from both total cash costs and all - in sustaining cash costs . For both total cash costs and all - in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100 % economic share in the production, such as MSC, where we hold a 49 % interest . Total cash cost and all - in sustaining cash cost per GEO sold are calculated on a co - product basis by dividing the respective proportionate share of the total cash costs and all - in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold . We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations . A reconciliation to the nearest U . S . GAAP measure is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2020 . Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non - GAAP financial measure . We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations . We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49 % attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales . To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine - site level . The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100 % basis, in Note 5 of McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2020 . Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non - GAAP financial measure . We report this measure to better understand our liquidity in each reporting period . Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P . M . Fix spot price at the corresponding period . A reconciliation to the most directly comparable U . S . GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2020 .

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